FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



             Current Report Pursuant to Section 13 or 15(d) of
                          the Securities Act of 1934

                        WELLINGTON PROPERTIES TRUST
          (Exact name of registrant as specified in its charter)


Maryland                       33-82888C               39-6594066
(State of                (Commission File Number)    (IRS Employer
Incorporation)                                       Identification Number)



                     18650 W. Corporate Drive, Suite 300
                              P.O. Box 0919
                       Brookfield, Wisconsin  53008-0919
                               (414)792-8900
                 (Address of principal executive offices)




Registrant's telephone number, including area code:  (414) 792-8900

ITEM 5.   OTHER EVENTS

On June 10, 1998, Wellington Properties Trust, a Maryland Real Estate Investment Trust (the "Company"), announced that the Company's Board of Trustees had approved an agreement in principal to merge American REal Estate Equities, LLC ("AREE") into the Company. The press release issued on June 10, 1998 by the Company is attached hereto as Exhibit 99.1. The "merger" described in the press release is currently proposed to be structured instead as a substantial asset acquisition by the Company from AREE. The consummation of the transaction will be subject to the satisfaction of numerous conditions, including, without limitation, obtaining the approval of the shareholders of the Company.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)   Exhibits
                99.1 Press release issued by the Company on June 10, 1998 announcing an agreement in principal for the merger of American Real Estate Equities, LLC into the Company.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   WELLINGTON PROPERTIES TRUST,
                                   a Maryland Real Estate Investment Trust



                                   By:  /s/Arnold K. Leas
                                   Name: Arnold K. Leas
                                   Title: Chief Executive Officer
Date:  June 30, 1998

                               EXHIBIT 99.1

                                                                NEWS RELEASE
                                         For additional information contact:
                                                             Robert F. Rice
                                                             (414) 792-8900


                               For Immediate Release

            WELLINGTON PROPERTIES TRUST ("WLPT") ANNOUNCES MERGER PLANS

BROOKFIELD, WI, June 10, 1998--Wellington Properties Trust (NASDAQ: WLPT), Arnold K. Leas, Chairman and Chief Executive Officer of Wellington Properties Trust announced that the WLPT Board of Trustees has approved an agreement in principal to merge American Real Estate Equities, LLC ("AREE") into WLPT. Leas said "this merger will provide WLPT with the opportunity to expand and grow nationally."

AREE's principals are Paul T. Lambers, Duane H. Lund and Steven B. Hoyt. The principals have extensive public and private real estate experience and will play an active role in the growth of WLPT.

The Trust will submit the merger plan for shareholder approval. The transaction is expected to be completed during the third quarter of this year.







Certain matters discussed within this press release may be deemed to be forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Wellington Properties Trust believes the expectations reflected in such forward looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from Wellington's expectations include changes in local or national economic or real estate conditions and other risks detailed from time to time in the Company's SEC reports and filings, incluidngs its S-1 and S-11 Registration Statements as well as its annual report on Form 10-K, quarterly reports on Form 10-Q and periodic reports on Form 8-K. The Company assumes no obligation to update or supplement forward looking statements that become untrue because of subsequent events.